Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2025

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment & Corporate Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment & Corporate Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 327–333 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q25 Change						2025 Change
SELECTED INCOME STATEMENT DATA	3Q25		2Q25	1Q25		4Q24	3Q24	2Q25	3Q24	2025		2024		2024
Reported Basis
Total net revenue	$46,427		$44,912	$45,310		$42,768	$42,654	3%	9%	$136,649		$134,788	(h)	1%
Total noninterest expense	24,281		23,779	23,597	(g)	22,762	22,565	2	8	71,657		69,035	(g)	4
Pre-provision profit (a)	22,146		21,133	21,713		20,006	20,089	5	10	64,992		65,753		(1)
Provision for credit losses	3,403		2,849	3,305		2,631	3,111	19	9	9,557		8,047		19
NET INCOME	14,393		14,987	14,643		14,005	12,898	(4)	12	44,023		44,466		(1)

Managed Basis (b)
Total net revenue	47,120		45,680	46,014		43,738	43,315	3	9	138,814		136,855	(h)	1
Total noninterest expense	24,281		23,779	23,597	(g)	22,762	22,565	2	8	71,657		69,035	(g)	4
Pre-provision profit (a)	22,839		21,901	22,417		20,976	20,750	4	10	67,157		67,820		(1)
Provision for credit losses	3,403		2,849	3,305		2,631	3,111	19	9	9,557		8,047		19
NET INCOME	14,393		14,987	14,643		14,005	12,898	(4)	12	44,023		44,466		(1)

EARNINGS PER SHARE DATA
Net income: Basic	$5.08		$5.25	$5.08		$4.82	$4.38	(3)	16	$15.41		$14.97		3
Diluted	5.07		5.24	5.07		4.81	4.37	(3)	16	15.38		14.94		3
Average shares: Basic	2,762.4		2,788.7	2,819.4		2,836.9	2,860.6	(1)	(3)	2,790.2		2,886.2		(3)
Diluted	2,767.6		2,793.7	2,824.3		2,842.4	2,865.9	(1)	(3)	2,795.2		2,891.2		(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$858,683		$797,181	$681,712		$670,618	$593,643	8	45	$858,683		$593,643		45
Common shares at period-end	2,722.2		2,749.7	2,779.1		2,797.6	2,815.3	(1)	(3)	2,722.2		2,815.3		(3)
Book value per share	124.96		122.51	119.24		116.07	115.15	2	9	124.96		115.15		9
Tangible book value per share (“TBVPS”) (a)	105.70		103.40	100.36		97.30	96.42	2	10	105.70		96.42		10
Cash dividends declared per share	1.50		1.40	1.40		1.25	1.25	7	20	4.30		3.55		21

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	17%		18%	18%		17%	16%			17%		19%
Return on tangible common equity (“ROTCE”) (a)	20		21	21		21	19			21		23
Return on assets	1.26		1.35	1.40		1.35	1.23			1.34		1.46

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	14.8%	(f)	15.1%	15.4%		15.7%	15.3%			14.8%	(f)	15.3%
Tier 1 capital ratio (e)	15.8	(f)	16.1	16.5		16.8	16.4			15.8	(f)	16.4
Total capital ratio (e)	17.7	(f)	17.8	18.2		18.5	18.2			17.7	(f)	18.2
Tier 1 leverage ratio	6.9	(f)	6.9	7.2		7.2	7.1			6.9	(f)	7.1
Supplementary leverage ratio (“SLR”)	5.8	(f)	5.9	6.0		6.1	6.0			5.8	(f)	6.0

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)As of January 1, 2025, the benefit from the Current Expected Credit Losses (“CECL”) capital transition provision had been fully phased-out. As of December 31, 2024 and September 30, 2024, CET1 capital reflected the remaining $720 million CECL benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, and Note 27 of the Firm’s 2024 Form 10-K for additional information.
(e)Reflects the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Estimated.
(g)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an accrual increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(h)Included a $7.9 billion net gain related to Visa shares recorded in the second quarter of 2024. Refer to Note 2 of the Firm’s 2024 Form 10-K for additional information on the exchange offer for Visa Class B-1 common stock.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change				2025 Change
	3Q25		2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,560,205		$4,552,482	$4,357,856	$4,002,814	$4,210,048	—%	8%	$4,560,205	$4,210,048	8%
Loans:
Consumer, excluding credit card loans	393,084		394,040	391,138	392,810	394,945	—	—	393,084	394,945	—
Credit card loans	235,475		232,943	223,384	232,860	219,542	1	7	235,475	219,542	7
Wholesale loans	806,687		785,009	741,173	722,318	725,524	3	11	806,687	725,524	11
Total loans	1,435,246		1,411,992	1,355,695	1,347,988	1,340,011	2	7	1,435,246	1,340,011	7

Deposits:
U.S. offices:
Noninterest-bearing	589,105		591,177	581,623	592,500	611,334	—	(4)	589,105	611,334	(4)
Interest-bearing	1,433,404		1,441,905	1,416,585	1,345,914	1,326,489	(1)	8	1,433,404	1,326,489	8
Non-U.S. offices:
Noninterest-bearing	34,255		29,976	29,856	26,806	31,607	14	8	34,255	31,607	8
Interest-bearing	491,712		499,322	467,813	440,812	461,342	(2)	7	491,712	461,342	7
Total deposits	2,548,476		2,562,380	2,495,877	2,406,032	2,430,772	(1)	5	2,548,476	2,430,772	5

Long-term debt	427,203		419,802	407,224	401,418	410,157	2	4	427,203	410,157	4
Common stockholders’ equity	340,167		336,879	331,375	324,708	324,186	1	5	340,167	324,186	5
Total stockholders’ equity	360,212		356,924	351,420	344,758	345,836	1	4	360,212	345,836	4

Loans-to-deposits ratio	56%		55%	54%	56%	55%			56%	55%

Employees	318,153		317,160	318,477	317,233	316,043	—	1	318,153	316,043	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$33		$42	$50	$40	$45	(21)	(27)

Earnings-at-Risk (in billions) (b)(c)
Parallel shift:
+100 bps shift in rates	$1.7	(e)	$1.8	$2.2	$2.3	$2.8	(3)	(39)
-100 bps shift in rates	(2.1)	(e)	(2.0)	(2.2)	(2.5)	(2.9)	(2)	29

LINE OF BUSINESS & CORPORATE NET REVENUE (d)
Consumer & Community Banking	$19,473		$18,847	$18,313	$18,362	$17,791	3	9	$56,633	$53,145	7
Commercial & Investment Bank	19,878		19,535	19,666	17,598	17,015	2	17	59,079	52,516	12
Asset & Wealth Management	6,066		5,760	5,731	5,778	5,439	5	12	17,557	15,800	11
Corporate	1,703		1,538	2,304	2,000	3,070	11	(45)	5,545	15,394	(64)
TOTAL NET REVENUE	$47,120		$45,680	$46,014	$43,738	$43,315	3	9	$138,814	$136,855	1

LINE OF BUSINESS & CORPORATE NET INCOME
Consumer & Community Banking	$5,009		$5,169	$4,425	$4,516	$4,046	(3)	24	$14,603	$13,087	12
Commercial & Investment Bank	6,901		6,650	6,942	6,636	5,691	4	21	20,493	18,210	13
Asset & Wealth Management	1,658		1,473	1,583	1,517	1,351	13	23	4,714	3,904	21
Corporate	825		1,695	1,693	1,336	1,810	(51)	(54)	4,213	9,265	(55)
NET INCOME	$14,393		$14,987	$14,643	$14,005	$12,898	(4)	12	$44,023	$44,466	(1)

(a)Effective April 1, 2025, the Firm refined the historical proxy time series inputs to one of its VaR models to more appropriately reflect the risk exposure from certain securitization warehousing loan positions. With this refined time series, the average Total VaR for the three months ended March 31, 2025, December 31, 2024 and September 30, 2024 would have been lower by $(5) million, $(5) million and $(4) million, respectively. Refer to Commercial & Investment Bank VaR on page 19 for further information.
(b)Earnings-at-risk estimates the Firm’s interest rate exposure for a given interest rate scenario. It is presented as a sensitivity to a baseline, which includes net interest income and certain interest rate sensitive fees. The baseline reflects certain assumptions relating to the Federal Reserve’s balance sheet policy (e.g., quantitative tightening and usage at the Reverse Repurchase Facility) that require management judgment. The Firm’s actual net interest income for the rate shifts presented may differ as the earnings-at-risk scenarios are modelled as instantaneous shifts and exclude any actions that could be taken by the Firm or its clients and customers in response to instantaneous rate changes. Other significant assumptions in the earnings-at-risk scenarios may also differ from actual results, including mortgage prepayments and deposits rates paid. Refer to pages 147-148 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
(c)Reflects the simultaneous shift of U.S. dollar and non-U.S. dollar rates. At September 30, 2024 represents the total of the Firm’s U.S. dollar and non-U.S. dollar sensitivities as presented in Structural interest rate risk management of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q25 Change						2025 Change
REVENUE	3Q25	2Q25		1Q25		4Q24	3Q24	2Q25	3Q24	2025		2024		2024
Investment banking fees	$2,612	$2,499		$2,178		$2,421	$2,231	5%	17%	$7,289		$6,489		12%
Principal transactions	7,109	7,149		7,614		5,195	5,988	(1)	19	21,872		19,592		12
Lending- and deposit-related fees	2,349	2,248		2,132		1,952	1,924	4	22	6,729		5,654		19
Asset management fees	5,120	4,806		4,700		4,874	4,479	7	14	14,626		12,927		13
Commissions and other fees	2,204	2,194		2,033		1,865	1,936	—	14	6,431		5,665		14
Investment securities gains/(losses)	105	(54)		(37)		(92)	(16)	NM	NM	14		(929)		NM
Mortgage fees and related income	383	363		278		376	402	6	(5)	1,024		1,025		—
Card income	1,140	1,344		1,216		1,602	1,345	(15)	(15)	3,700		3,895		(5)
Other income	1,439	1,154		1,923		1,225	960	25	50	4,516		11,237	(f)	(60)
Noninterest revenue	22,461	21,703		22,037		19,418	19,249	3	17	66,201		65,555		1
Interest income	49,439	48,241		46,853		47,566	50,416	2	(2)	144,533		146,367		(1)
Interest expense	25,473	25,032		23,580		24,216	27,011	2	(6)	74,085		77,134		(4)
Net interest income	23,966	23,209		23,273		23,350	23,405	3	2	70,448		69,233		2
TOTAL NET REVENUE	46,427	44,912		45,310		42,768	42,654	3	9	136,649		134,788		1

Provision for credit losses	3,403	2,849		3,305		2,631	3,111	19	9	9,557		8,047		19

NONINTEREST EXPENSE
Compensation expense	13,566	13,710		14,093		12,469	12,817	(1)	6	41,369		38,888		6
Occupancy expense	1,420	1,264		1,302		1,309	1,258	12	13	3,986		3,717		7
Technology, communications and equipment expense	2,839	2,704		2,578		2,516	2,447	5	16	8,121		7,315		11
Professional and outside services	3,173	3,006		2,839		3,007	2,780	6	14	9,018		8,050		12
Marketing	1,480	1,279		1,304		1,335	1,258	16	18	4,063		3,639		12
Other expense (a)	1,803	1,816		1,481	(e)	2,126	2,005	(1)	(10)	5,100		7,426	(e)(g)	(31)
TOTAL NONINTEREST EXPENSE	24,281	23,779		23,597		22,762	22,565	2	8	71,657		69,035		4
Income before income tax expense	18,743	18,284		18,408		17,375	16,978	3	10	55,435		57,706		(4)
Income tax expense	4,350	3,297	(d)	3,765		3,370	4,080	32	7	11,412	(d)	13,240		(14)
NET INCOME	$14,393	$14,987		$14,643		$14,005	$12,898	(4)	12	$44,023		$44,466		(1)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$5.08	$5.25		$5.08		$4.82	$4.38	(3)	16	$15.41		$14.97		3
Diluted earnings per share	5.07	5.24		5.07		4.81	4.37	(3)	16	15.38		14.94		3

FINANCIAL RATIOS
Return on common equity (b)	17%	18%		18%		17%	16%			17%		19%
Return on tangible common equity (b)(c)	20	21		21		21	19			21		23
Return on assets (b)	1.26	1.35		1.40		1.35	1.23			1.34		1.46
Effective income tax rate	23.2	18.0	(d)	20.5		19.4	24.0			20.6	(d)	22.9
Overhead ratio	52	53		52		53	53			52		51

(a)Included Firmwide legal expense of $62 million, $118 million, $121 million, $236 million and $259 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $301 million and $504 million for the nine months ended September 30, 2025 and September 30, 2024, respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 28 for a further discussion of ROTCE.
(d)Included a $774 million income tax benefit in Corporate driven by the resolution of certain tax audits and the impact of tax regulations related to foreign currency translation gains and losses finalized in 2024 and effective for 2025.
(e)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an accrual increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(f)Included a $7.9 billion net gain related to Visa shares recorded in the second quarter of 2024. Refer to footnote (h) on page 2 for further information.
(g)Included a $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation recorded in the second quarter of 2024. Refer to Note 2 of the Firm’s 2024 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

							Sep 30, 2025
							Change
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2025		2025	2025	2024	2024	2025	2024
ASSETS
Cash and due from banks	$21,821		$23,759	$22,066	$23,372	$22,896	(8)%	(5)%
Deposits with banks	281,615		396,568	403,837	445,945	411,364	(29)	(32)
Federal funds sold and securities purchased under
resale agreements	425,815		470,589	429,506	295,001	390,821	(10)	9
Securities borrowed	248,368		223,976	238,702	219,546	252,434	11	(2)
Trading assets:
Debt and equity instruments	892,928		829,510	814,664	576,817	734,928	8	21
Derivative receivables	59,849		60,346	60,539	60,967	52,561	(1)	14
Available-for-sale (“AFS”) securities	490,499	(a)	485,380	399,363	406,852	334,548	1	47
Held-to-maturity (”HTM”) securities	293,446	(a)	260,559	265,084	274,468	299,954	13	(2)
Investment securities, net of allowance for credit losses	783,945		745,939	664,447	681,320	634,502	5	24
Loans	1,435,246		1,411,992	1,355,695	1,347,988	1,340,011	2	7
Less: Allowance for loan losses	25,735		24,953	25,208	24,345	23,949	3	7
Loans, net of allowance for loan losses	1,409,511		1,387,039	1,330,487	1,323,643	1,316,062	2	7
Accrued interest and accounts receivable	141,876		124,463	117,845	101,223	122,565	14	16
Premises and equipment	35,063		33,562	32,811	32,223	31,525	4	11
Goodwill, MSRs and other intangible assets	64,442		64,465	64,525	64,560	64,455	—	—
Other assets	194,972		192,266	178,427	178,197	175,935	1	11
TOTAL ASSETS	$4,560,205		$4,552,482	$4,357,856	$4,002,814	$4,210,048	—	8

LIABILITIES
Deposits	$2,548,476		$2,562,380	$2,495,877	$2,406,032	$2,430,772	(1)	5
Federal funds purchased and securities loaned or sold
under repurchase agreements	567,574		595,340	533,046	296,835	389,337	(5)	46
Short-term borrowings	69,355		65,293	64,980	52,893	50,638	6	37
Trading liabilities:
Debt and equity instruments	195,859		173,292	149,871	153,222	204,593	13	(4)
Derivative payables	46,403		48,110	37,232	39,661	38,665	(4)	20
Accounts payable and other liabilities	316,896		303,641	293,538	280,672	314,356	4	1
Beneficial interests issued by consolidated VIEs	28,227		27,700	24,668	27,323	25,694	2	10
Long-term debt	427,203		419,802	407,224	401,418	410,157	2	4
TOTAL LIABILITIES	4,199,993		4,195,558	4,006,436	3,658,056	3,864,212	—	9

STOCKHOLDERS’ EQUITY
Preferred stock	20,045		20,045	20,045	20,050	21,650	—	(7)
Common stock	4,105		4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,865		90,576	90,223	90,911	90,638	—	—
Retained earnings	407,401		397,424	386,616	376,166	365,966	3	11
Accumulated other comprehensive loss (“AOCI”)	(5,878)		(7,243)	(9,111)	(12,456)	(6,784)	19	13
Treasury stock, at cost	(156,326)		(147,983)	(140,458)	(134,018)	(129,739)	(6)	(20)
TOTAL STOCKHOLDERS’ EQUITY	360,212		356,924	351,420	344,758	345,836	1	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,560,205		$4,552,482	$4,357,856	$4,002,814	$4,210,048	—	8

(a) During the third quarter of 2025, the Firm transferred $44.1 billion of investment securities from AFS to HTM for asset-liability management purposes.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
AVERAGE BALANCES	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
ASSETS
Deposits with banks	$360,156	$405,213	$446,044	$448,992	$464,704	(11)%	(22)%	$403,490	$504,043	(20)%
Federal funds sold and securities purchased under resale agreements	424,346	432,714	377,998	337,553	404,174	(2)	5	411,857	366,464	12
Securities borrowed	234,112	234,024	241,003	232,500	217,716	—	8	236,355	202,103	17
Trading assets - debt instruments	580,985	562,967	495,143	452,091	496,176	3	17	546,679	457,351	20
Investment securities	768,599	727,651	664,970	661,361	622,835	6	23	720,785	594,413	21
Loans	1,417,466	1,380,726	1,339,391	1,339,378	1,325,440	3	7	1,379,480	1,316,733	5
All other interest-earning assets (a)	110,100	102,687	103,835	100,085	90,721	7	21	105,564	84,912	24
Total interest-earning assets	3,895,764	3,845,982	3,668,384	3,571,960	3,621,766	1	8	3,804,210	3,526,019	8
Trading assets - equity and other instruments	264,681	239,996	225,468	204,126	217,790	10	22	243,526	210,013	16
Trading assets - derivative receivables	61,842	57,601	59,099	58,643	54,575	7	13	59,524	56,455	5
All other noninterest-earning assets	297,658	294,039	282,363	290,438	282,877	1	5	291,408	280,258	4
TOTAL ASSETS	$4,519,945	$4,437,618	$4,235,314	$4,125,167	$4,177,008	2	8	$4,398,668	$4,072,745	8
LIABILITIES
Interest-bearing deposits	$1,913,958	$1,902,337	$1,842,888	$1,793,337	$1,749,353	1	9	$1,886,654	$1,732,844	9
Federal funds purchased and securities loaned or
sold under repurchase agreements	567,920	558,043	465,203	358,508	425,795	2	33	530,765	365,604	45
Short-term borrowings	53,755	55,059	49,291	41,346	40,234	(2)	34	52,717	39,003	35
Trading liabilities - debt and all other interest-bearing liabilities (b)	314,591	300,126	288,140	304,599	329,850	5	(5)	301,051	317,229	(5)
Beneficial interests issued by consolidated VIEs	28,884	26,185	25,775	25,881	26,556	10	9	26,959	26,728	1
Long-term debt	350,368	348,372	344,945	346,485	347,910	1	1	347,915	343,628	1
Total interest-bearing liabilities	3,229,476	3,190,122	3,016,242	2,870,156	2,919,698	1	11	3,146,061	2,825,036	11
Noninterest-bearing deposits	610,601	602,777	587,417	623,654	633,957	1	(4)	600,350	643,608	(7)
Trading liabilities - equity and other instruments	48,628	44,159	37,671	36,228	32,739	10	49	43,526	30,613	42
Trading liabilities - derivative payables	47,926	40,865	41,087	40,621	39,936	17	20	43,318	39,120	11
All other noninterest-bearing liabilities	226,934	209,853	208,539	216,082	206,376	8	10	215,175	198,617	8
TOTAL LIABILITIES	4,163,565	4,087,776	3,890,956	3,786,741	3,832,706	2	9	4,048,430	3,736,994	8
Preferred stock	20,045	20,045	20,013	20,050	22,408	—	(11)	20,035	25,398	(21)
Common stockholders’ equity	336,335	329,797	324,345	318,376	321,894	2	4	330,203	310,353	6
TOTAL STOCKHOLDERS’ EQUITY	356,380	349,842	344,358	338,426	344,302	2	4	350,238	335,751	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,519,945	$4,437,618	$4,235,314	$4,125,167	$4,177,008	2	8	$4,398,668	$4,072,745	8

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	3.25%	3.36%	3.76%	3.97%	4.59%			3.47%	4.72%
Federal funds sold and securities purchased under resale agreements	4.24	4.24	4.52	4.76	5.14			4.33	5.20
Securities borrowed	3.67	3.79	3.88	4.09	4.53			3.78	4.51
Trading assets - debt instruments	4.30	4.50	4.56	4.52	4.51			4.44	4.45
Investment securities	3.86	3.85	3.84	3.86	3.96			3.85	3.80
Loans	6.74	6.71	6.80	6.87	7.07			6.75	7.05
All other interest-earning assets (a)(d)	7.43	6.87	7.63	8.26	9.11			7.31	9.80
Total interest-earning assets	5.05	5.04	5.19	5.31	5.55			5.09	5.56

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.41	2.40	2.44	2.66	2.94			2.42	2.90
Federal funds purchased and securities loaned or
sold under repurchase agreements	4.22	4.29	4.52	4.81	5.36			4.33	5.41
Short-term borrowings	4.35	4.42	4.40	5.03	5.38			4.39	5.41
Trading liabilities - debt and all other interest-bearing liabilities (b)	2.92	3.04	2.94	3.09	3.17			2.97	3.31
Beneficial interests issued by consolidated VIEs	4.58	4.55	4.66	4.85	5.27			4.59	5.34
Long-term debt	5.16	5.16	5.16	5.38	5.53			5.16	5.53
Total interest-bearing liabilities	3.13	3.15	3.17	3.36	3.68			3.15	3.65

INTEREST RATE SPREAD	1.92	1.89	2.02	1.95	1.87			1.94	1.91
NET YIELD ON INTEREST-EARNING ASSETS	2.45	2.43	2.58	2.61	2.58			2.49	2.64
Memo: Net yield on interest-earning assets excluding Markets (e)	3.73	3.71	3.80	3.79	3.86			3.74	3.85
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2024 Form 10-K for additional information on hedge accounting.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
OTHER INCOME
Other income - reported	$1,439	$1,154	$1,923	$1,225	$960	25%	50%	$4,516	$11,237	(60)%
Fully taxable-equivalent adjustments (a)	588	663	602	849	541	(11)	9	1,853	1,711	8
Other income - managed	$2,027	$1,817	$2,525	$2,074	$1,501	12	35	$6,369	$12,948	(51)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$22,461	$21,703	$22,037	$19,418	$19,249	3	17	$66,201	$65,555	1
Fully taxable-equivalent adjustments	588	663	602	849	541	(11)	9	1,853	1,711	8
Total noninterest revenue - managed	$23,049	$22,366	$22,639	$20,267	$19,790	3	16	$68,054	$67,266	1

NET INTEREST INCOME
Net interest income - reported	$23,966	$23,209	$23,273	$23,350	$23,405	3	2	$70,448	$69,233	2
Fully taxable-equivalent adjustments (a)	105	105	102	121	120	—	(13)	312	356	(12)
Net interest income - managed	$24,071	$23,314	$23,375	$23,471	$23,525	3	2	$70,760	$69,589	2

TOTAL NET REVENUE
Total net revenue - reported	$46,427	$44,912	$45,310	$42,768	$42,654	3	9	$136,649	$134,788	1
Fully taxable-equivalent adjustments	693	768	704	970	661	(10)	5	2,165	2,067	5
Total net revenue - managed	$47,120	$45,680	$46,014	$43,738	$43,315	3	9	$138,814	$136,855	1

PRE-PROVISION PROFIT
Pre-provision profit - reported	$22,146	$21,133	$21,713	$20,006	$20,089	5	10	$64,992	$65,753	(1)
Fully taxable-equivalent adjustments	693	768	704	970	661	(10)	5	2,165	2,067	5
Pre-provision profit - managed	$22,839	$21,901	$22,417	$20,976	$20,750	4	10	$67,157	$67,820	(1)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$18,743	$18,284	$18,408	$17,375	$16,978	3	10	$55,435	$57,706	(4)
Fully taxable-equivalent adjustments	693	768	704	970	661	(10)	5	2,165	2,067	5
Income before income tax expense - managed	$19,436	$19,052	$19,112	$18,345	$17,639	2	10	$57,600	$59,773	(4)

INCOME TAX EXPENSE
Income tax expense - reported	$4,350	$3,297	$3,765	$3,370	$4,080	32	7	$11,412	$13,240	(14)
Fully taxable-equivalent adjustments	693	768	704	970	661	(10)	5	2,165	2,067	5
Income tax expense - managed	$5,043	$4,065	$4,469	$4,340	$4,741	24	6	$13,577	$15,307	(11)

OVERHEAD RATIO
Overhead ratio - reported	52%	53%	52%	53%	53%			52%	51%
Overhead ratio - managed	52	52	51	52	52			52	50

(a)For other income, recognized in CIB, and for net interest income, predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT & CORPORATE RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change					2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024		2024
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$19,473	$18,847	$18,313	$18,362	$17,791	3%	9%	$56,633	$53,145		7%
Commercial & Investment Bank	19,878	19,535	19,666	17,598	17,015	2	17	59,079	52,516		12
Asset & Wealth Management	6,066	5,760	5,731	5,778	5,439	5	12	17,557	15,800		11
Corporate	1,703	1,538	2,304	2,000	3,070	11	(45)	5,545	15,394	(a)	(64)
TOTAL NET REVENUE	$47,120	$45,680	$46,014	$43,738	$43,315	3	9	$138,814	$136,855		1

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$10,296	$9,858	$9,857	$9,728	$9,586	4	7	$30,011	$28,308		6
Commercial & Investment Bank	9,722	9,641	9,842	8,712	8,751	1	11	29,205	26,641		10
Asset & Wealth Management	3,818	3,733	3,713	3,772	3,639	2	5	11,264	10,642		6
Corporate	445	547	185	550	589	(19)	(24)	1,177	3,444	(b)	(66)
TOTAL NONINTEREST EXPENSE	$24,281	$23,779	$23,597	$22,762	$22,565	2	8	$71,657	$69,035		4

PRE-PROVISION PROFIT
Consumer & Community Banking	$9,177	$8,989	$8,456	$8,634	$8,205	2	12	$26,622	$24,837		7
Commercial & Investment Bank	10,156	9,894	9,824	8,886	8,264	3	23	29,874	25,875		15
Asset & Wealth Management	2,248	2,027	2,018	2,006	1,800	11	25	6,293	5,158		22
Corporate	1,258	991	2,119	1,450	2,481	27	(49)	4,368	11,950		(63)
PRE-PROVISION PROFIT	$22,839	$21,901	$22,417	$20,976	$20,750	4	10	$67,157	$67,820		(1)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,538	$2,082	$2,629	$2,623	$2,795	22	(9)	$7,249	$7,351		(1)
Commercial & Investment Bank	809	696	705	61	316	16	156	2,210	701		215
Asset & Wealth Management	59	46	(10)	(35)	4	28	NM	95	(33)		NM
Corporate	(3)	25	(19)	(18)	(4)	NM	25	3	28		(89)
PROVISION FOR CREDIT LOSSES	$3,403	$2,849	$3,305	$2,631	$3,111	19	9	$9,557	$8,047		19

NET INCOME
Consumer & Community Banking	$5,009	$5,169	$4,425	$4,516	$4,046	(3)	24	$14,603	$13,087		12
Commercial & Investment Bank	6,901	6,650	6,942	6,636	5,691	4	21	20,493	18,210		13
Asset & Wealth Management	1,658	1,473	1,583	1,517	1,351	13	23	4,714	3,904		21
Corporate	825	1,695	1,693	1,336	1,810	(51)	(54)	4,213	9,265		(55)
TOTAL NET INCOME	$14,393	$14,987	$14,643	$14,005	$12,898	(4)	12	$44,023	$44,466		(1)

(a)Included a $7.9 billion net gain related to Visa shares recorded in the second quarter of 2024. Refer to footnote (h) on page 2 for further information.
(b)Included a $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation recorded in the second quarter of 2024. Refer to Note 2 of the Firm’s 2024 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2025
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,				2025 Change
	2025		2025	2025	2024	2024	2025	2024	2025		2024	2024
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$287,297	(c)	$283,854	$279,791	$275,513	$272,964	1%	5%
Tier 1 capital	306,602	(c)	303,189	299,132	294,881	292,333	1	5
Total capital	343,211	(c)	335,307	330,533	325,589	324,585	2	6
Risk-weighted assets	1,935,332	(c)	1,882,718	1,815,045	1,757,460	1,782,722	3	9
CET1 capital ratio	14.8%	(c)	15.1%	15.4%	15.7%	15.3%
Tier 1 capital ratio	15.8	(c)	16.1	16.5	16.8	16.4
Total capital ratio	17.7	(c)	17.8	18.2	18.5	18.2

Advanced
CET1 capital	$287,297	(c)	$283,854	$279,791	$275,513	$272,964	1	5
Tier 1 capital	306,602	(c)	303,189	299,132	294,881	292,333	1	5
Total capital	328,360	(c)	320,809	316,529	311,898	310,764	2	6
Risk-weighted assets	1,934,486	(c)	1,873,142	1,799,055	1,740,429	1,762,991	3	10
CET1 capital ratio	14.9%	(c)	15.2%	15.6%	15.8%	15.5%
Tier 1 capital ratio	15.8	(c)	16.2	16.6	16.9	16.6
Total capital ratio	17.0	(c)	17.1	17.6	17.9	17.6

Leverage-based capital metrics
Adjusted average assets (b)	$4,464,444	(c)	$4,382,220	$4,180,147	$4,070,499	$4,122,332	2	8
Tier 1 leverage ratio	6.9%	(c)	6.9%	7.2%	7.2%	7.1%

Total leverage exposure	$5,274,370	(c)	$5,161,360	$4,953,480	$4,837,568	$4,893,662	2	8
SLR	5.8%	(c)	5.9%	6.0%	6.1%	6.0%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$567,622	(c)	$559,897	$558,303	$546,564	$543,616	1	4

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$283,854		$279,791	$275,513	$272,964	$267,196	1	6	$275,513		$250,585	10%
Net income applicable to common equity	14,111		14,705	14,388	13,746	12,612	(4)	12	43,204		43,466	(1)
Dividends declared on common stock	(4,134)		(3,897)	(3,938)	(3,546)	(3,570)	(6)	(16)	(11,969)		(10,240)	(17)
Net purchase of treasury stock	(8,343)		(7,525)	(6,440)	(4,279)	(6,372)	(11)	(31)	(22,308)		(13,522)	(65)
Changes in additional paid-in capital	289		353	(688)	273	310	(18)	(7)	(46)		510	NM
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	1,509		(188)	953	(2,633)	2,297	NM	(34)	2,274		2,546	(11)
Translation adjustments, net of hedges	(12)		868	489	(887)	389	NM	NM	1,345		29	NM
Fair value hedges	37		(8)	28	(54)	(20)	NM	NM	57		(33)	NM
Defined benefit pension and other postretirement employee benefit plans	4		(28)	(16)	(58)	(28)	NM	NM	(40)		(5)	NM
Changes related to other CET1 capital adjustments	(18)	(c)	(217)	(498)	(13)	150	92	NM	(733)	(c)	(372)	(97)
Change in Standardized/Advanced CET1 capital	3,443	(c)	4,063	4,278	2,549	5,768	(15)	(40)	11,784	(c)	22,379	(47)
Standardized/Advanced CET1 capital, ending balance	$287,297	(c)	$283,854	$279,791	$275,513	$272,964	1	5	$287,297	(c)	$272,964	5

(a)As of January 1, 2025, the benefit from the CECL capital transition provision had been fully phased-out. As of December 31, 2024 and September 30, 2024, CET1 capital and TLAC reflected the remaining $720 million CECL benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, and Note 27 of the Firm’s 2024 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Sep 30, 2025
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2025 Change
	2025	2025	2025	2024	2024	2025	2024	2025	2024	2024
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$340,167	$336,879	$331,375	$324,708	$324,186	1%	5%
Less: Goodwill	52,717	52,747	52,621	52,565	52,711	—	—
Less: Other intangible assets	2,615	2,722	2,777	2,874	2,991	(4)	(13)
Add: Certain deferred tax liabilities (b)	2,906	2,923	2,928	2,943	2,962	(1)	(2)
Total tangible common equity	$287,741	$284,333	$278,905	$272,212	$271,446	1	6

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$336,335	$329,797	$324,345	$318,376	$321,894	2	4	$330,203	$310,353	6%
Less: Goodwill	52,731	52,692	52,581	52,617	52,658	—	—	52,669	52,630	—
Less: Other intangible assets	2,678	2,741	2,830	2,921	3,007	(2)	(11)	2,749	3,083	(11)
Add: Certain deferred tax liabilities (b)	2,917	2,926	2,938	2,952	2,963	—	(2)	2,927	2,976	(2)
Total tangible common equity	$283,843	$277,290	$271,872	$265,790	$269,192	2	5	$277,712	$257,616	8

INTANGIBLE ASSETS (period-end)
Goodwill	$52,717	$52,747	$52,621	$52,565	$52,711	—	—
Mortgage servicing rights	9,110	8,996	9,127	9,121	8,753	1	4
Other intangible assets	2,615	2,722	2,777	2,874	2,991	(4)	(13)
Total intangible assets	$64,442	$64,465	$64,525	$64,560	$64,455	—	—

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
EARNINGS PER SHARE
Basic earnings per share
Net income	$14,393	$14,987	$14,643	$14,005	$12,898	(4)%	12%	$44,023	$44,466	(1)%
Less: Preferred stock dividends	282	282	255	259	286	—	(1)	819	1,000	(18)
Net income applicable to common equity	14,111	14,705	14,388	13,746	12,612	(4)	12	43,204	43,466	(1)
Less: Dividends and undistributed earnings allocated to
participating securities	68	75	71	77	75	(9)	(9)	213	267	(20)
Net income applicable to common stockholders	$14,043	$14,630	$14,317	$13,669	$12,537	(4)	12	$42,991	$43,199	—

Total weighted-average basic shares outstanding	2,762.4	2,788.7	2,819.4	2,836.9	2,860.6	(1)	(3)	2,790.2	2,886.2	(3)
Net income per share	$5.08	$5.25	$5.08	$4.82	$4.38	(3)	16	$15.41	$14.97	3

Diluted earnings per share
Net income applicable to common stockholders	$14,043	$14,630	$14,317	$13,669	$12,537	(4)	12	$42,991	$43,199	—
Total weighted-average basic shares outstanding	2,762.4	2,788.7	2,819.4	2,836.9	2,860.6	(1)	(3)	2,790.2	2,886.2	(3)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	5.2	5.0	4.9	5.5	5.3	4	(2)	5.0	5.0	—
Total weighted-average diluted shares outstanding	2,767.6	2,793.7	2,824.3	2,842.4	2,865.9	(1)	(3)	2,795.2	2,891.2	(3)
Net income per share	$5.07	$5.24	$5.07	$4.81	$4.37	(3)	16	$15.38	$14.94	3

COMMON DIVIDENDS
Cash dividends declared per share (a)	$1.50	$1.40	$1.40	$1.25	$1.25	7	20	$4.30	$3.55	21
Dividend payout ratio	29%	27%	27%	26%	28%			28%	24%

COMMON SHARE REPURCHASE PROGRAM (b)
Total shares of common stock repurchased	28.0	29.8	30.0	18.5	30.3	(6)	(8)	87.7	73.2	20
Average price paid per share of common stock	$297.10	$251.67	$252.50	$233.37	$209.61	18	42	$266.44	$198.37	34
Aggregate repurchases of common stock	8,315	7,500	7,563	4,313	6,361	11	31	23,378	14,528	61

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.4	0.4	11.5	0.8	0.5	—	(20)	12.3	11.9	3
Net impact of employee issuances on stockholders’ equity (c)	$339	$419	$476	$343	$354	(19)	(4)	$1,234	$1,614	(24)

(a)On September 16, 2025, March 18, 2025, and September 17, 2024, the Board of Directors declared quarterly common stock dividends of $1.50, $1.40 and $1.25 per share, respectively.
(b)The Firm’s Board of Directors authorized a new common share repurchase program of up to $50 billion effective July 1, 2025, which replaces the previous program that commenced in the third quarter of 2024 and authorized repurchases of up to $30 billion.
(c)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$969	$888	$839	$872	$863	9%	12%	$2,696	$2,515	7%
Asset management fees	1,189	1,110	1,093	1,067	1,022	7	16	3,392	2,947	15
Mortgage fees and related income	372	347	263	368	390	7	(5)	982	1,010	(3)
Card income	514	687	653	973	743	(25)	(31)	1,854	2,166	(14)
All other income (a)	1,573	1,420	1,323	1,214	1,196	11	32	4,316	3,517	23
Noninterest revenue	4,617	4,452	4,171	4,494	4,214	4	10	13,240	12,155	9
Net interest income	14,856	14,395	14,142	13,868	13,577	3	9	43,393	40,990	6
TOTAL NET REVENUE	19,473	18,847	18,313	18,362	17,791	3	9	56,633	53,145	7

Provision for credit losses	2,538	2,082	2,629	2,623	2,795	22	(9)	7,249	7,351	(1)

NONINTEREST EXPENSE
Compensation expense	4,424	4,336	4,448	4,301	4,275	2	3	13,208	12,744	4
Noncompensation expense (b)	5,872	5,522	5,409	5,427	5,311	6	11	16,803	15,564	8
TOTAL NONINTEREST EXPENSE	10,296	9,858	9,857	9,728	9,586	4	7	30,011	28,308	6

Income before income tax expense	6,639	6,907	5,827	6,011	5,410	(4)	23	19,373	17,486	11
Income tax expense	1,630	1,738	1,402	1,495	1,364	(6)	20	4,770	4,399	8
NET INCOME	$5,009	$5,169	$4,425	$4,516	$4,046	(3)	24	$14,603	$13,087	12

REVENUE BY BUSINESS
Banking & Wealth Management	$11,040	$10,698	$10,254	$10,154	$10,090	3	9	$31,992	$30,789	4
Home Lending	1,260	1,250	1,207	1,297	1,295	1	(3)	3,717	3,800	(2)
Card Services & Auto	7,173	6,899	6,852	6,911	6,406	4	12	20,924	18,556	13

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	173	151	110	186	154	15	12	434	441	(2)
Net mortgage servicing revenue (c)	199	196	153	182	236	2	(16)	548	569	(4)
Mortgage fees and related income	$372	$347	$263	$368	$390	7	(5)	$982	$1,010	(3)

FINANCIAL RATIOS
ROE	35%	36%	31%	32%	29%			34%	31%
Overhead ratio	53	52	54	53	54			53	53

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $987 million, $896 million, $824 million, $722 million and $699 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $2.7 billion and $2.0 billion for the nine months ended September 30, 2025 and 2024, respectively.
(b)Included depreciation expense on leased assets of $649 million, $577 million, $499 million, $410 million and $387 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $1.7 billion and $1.2 billion for the nine months ended September 30, 2025 and 2024, respectively.
(c)Included MSR risk management results of $55 million, $47 million, $9 million, $21 million and $100 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $111 million and $138 million for the nine months ended September 30, 2025 and 2024, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change					2025 Change
	3Q25	2Q25	1Q25		4Q24	3Q24	2Q25	3Q24	2025		2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$652,275	$652,379	$636,105		$650,268	$633,038	—%	3%	$652,275		$633,038	3%

Loans:
Banking & Wealth Management	33,259	33,749	33,098		33,221	31,614	(1)	5	33,259		31,614	5
Home Lending (a)	240,633	241,618	241,427		246,498	247,663	—	(3)	240,633		247,663	(3)
Card Services	235,491	233,051	223,517		233,016	219,671	1	7	235,491		219,671	7
Auto	71,095	72,182	72,116		73,619	73,215	(2)	(3)	71,095		73,215	(3)
Total loans	580,478	580,600	570,158		586,354	572,163	—	1	580,478		572,163	1

Deposits	1,058,388	1,063,137	1,080,138		1,056,652	1,054,027	—	—	1,058,388		1,054,027	—
Equity	56,000	56,000	56,000		54,500	54,500	—	3	56,000		54,500	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$650,277	$642,284	$639,664		$638,783	$631,117	1	3	$644,114		$629,252	2

Loans:
Banking & Wealth Management	33,351	33,536	33,160		32,599	30,910	(1)	8	33,350		31,189	7
Home Lending (b)	241,772	242,665	244,282		247,415	250,581	—	(4)	242,897		254,264	(4)
Card Services	234,412	228,446	224,493		224,263	217,327	3	8	229,153		210,740	9
Auto	70,895	71,410	72,462		73,323	73,675	(1)	(4)	71,583		75,575	(5)
Total loans	580,430	576,057	574,397		577,600	572,493	1	1	576,983		571,768	1

Deposits	1,058,025	1,060,363	1,053,677		1,050,636	1,053,701	—	—	1,057,371		1,068,774	(1)
Equity	56,000	56,000	56,000		54,500	54,500	—	3	56,000		54,500	3

Employees	144,235	144,898	145,530	(c)	144,989	143,964	—	—	144,235	(c)	143,964	—

(a)At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, Home Lending loans held-for-sale and loans at fair value were $9.4 billion, $8.9 billion, $6.4 billion, $8.1 billion and $6.9 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $10.1 billion, $8.9 billion, $7.5 billion, $7.8 billion and $8.4 billion for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $8.9 billion and $6.9 billion for the nine months ended September 30, 2025 and 2024, respectively.
(c)In the first quarter of 2025, 419 employees were transferred to Corporate as a result of the centralization of certain functions.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24		3Q24	2Q25	3Q24	2025	2024	2024
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,596	$3,891	$3,266	$3,366	(c)	$3,252	(8)%	11%	$3,596	$3,252	11%

Net charge-offs/(recoveries)
Banking & Wealth Management	85	102	97	105		82	(17)	4	284	337	(16)
Home Lending	(63)	(21)	(26)	(15)		(44)	(200)	(43)	(110)	(91)	(21)
Card Services	1,860	1,938	1,983	1,862		1,768	(4)	5	5,781	5,286	9
Auto	81	67	100	114		113	21	(28)	248	330	(25)
Total net charge-offs/(recoveries)	$1,963	$2,086	$2,154	$2,066		$1,919	(6)	2	$6,203	$5,862	6
Net charge-off/(recovery) rate
Banking & Wealth Management	1.01%	1.22%	1.19%	1.28%		1.06%			1.14%	1.44%
Home Lending	(0.11)	(0.04)	(0.04)	(0.02)		(0.07)			(0.06)	(0.05)
Card Services	3.15	3.40	3.58	3.30		3.24			3.37	3.35
Auto	0.46	0.38	0.56	0.62		0.62			0.46	0.59
Total net charge-off/(recovery) rate	1.37	1.48	1.54	1.44		1.35			1.46	1.39

30+ day delinquency rate
Home Lending (b)	0.89%	0.93%	1.04%	0.78%	(c)	0.77%			0.89%	0.77%
Card Services	2.14	2.06	2.21	2.17		2.20			2.14	2.20
Auto	1.17	1.12	1.20	1.43		1.23			1.17	1.23

90+ day delinquency rate - Card Services	1.07	1.07	1.16	1.14		1.10			1.07	1.10

Allowance for loan losses
Banking & Wealth Management	$765	$790	$794	$764		$709	(3)	8	$765	$709	8
Home Lending	647	547	557	447		447	18	45	647	447	45
Card Services	15,558	15,008	15,008	14,608		14,106	4	10	15,558	14,106	10
Auto	587	637	637	692		692	(8)	(15)	587	692	(15)
Total allowance for loan losses	$17,557	$16,982	$16,996	$16,511		$15,954	3	10	$17,557	$15,954	10

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $65 million, $68 million, $81 million, $84 million and $88 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $95 million, $99 million, $114 million, $122 million and $126 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)Prior-period amount and rate have been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
BUSINESS METRICS
Number of:
Branches	5,018	4,994	4,972	4,966	4,906	—%	2%	5,018	4,906	2%
Active digital customers (in thousands) (a)	74,041	73,014	72,480	70,813	70,063	1	6	74,041	70,063	6
Active mobile customers (in thousands) (b)	60,924	59,898	59,036	57,821	56,985	2	7	60,924	56,985	7

Debit and credit card sales volume (in billions)	$492.3	$487.2	$448.7	$477.6	$453.4	1	9	$1,428.2	$1,327.8	8
Total payments transaction volume (in trillions) (c)	1.8	1.8	1.6	1.6	1.7	—	6	5.2	4.8	8

Banking & Wealth Management
Average deposits	$1,040,402	$1,044,158	$1,038,964	$1,035,184	$1,037,953	—	—	$1,041,180	$1,054,084	(1)
Deposit margin	2.79%	2.76%	2.69%	2.61%	2.60%			2.75%	2.68%
Business Banking average loans	$18,922	$19,217	$19,474	$19,538	$19,472	(2)	(3)	$19,202	$19,460	(1)
Business Banking origination volume	824	893	815	985	1,091	(8)	(24)	2,532	3,533	(28)
Client investment assets (d)	1,232,390	1,155,017	1,079,833	1,087,608	1,067,931	7	15	1,232,390	1,067,931	15
Number of client advisors	6,025	5,948	5,860	5,755	5,775	1	4	6,025	5,775	4

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$8.4	$8.7	$5.5	$7.7	$6.5	(3)	29	$22.6	$17.8	27
Correspondent	5.5	4.8	3.9	4.4	4.9	15	12	14.2	10.9	30
Total mortgage origination volume (e)	$13.9	$13.5	$9.4	$12.1	$11.4	3	22	$36.8	$28.7	28
Third-party mortgage loans serviced (period-end)	663.6	653.3	661.6	648.0	656.1	2	1	663.6	656.1	1
MSR carrying value (period-end)	9.1	9.0	9.1	9.1	8.7	1	5	9.1	8.7	5

Card Services
Sales volume, excluding commercial card (in billions)	$344.4	$340.0	$310.6	$335.1	$316.6	1	9	$995.0	$924.2	8
Net revenue rate	10.03%	10.06%	10.38%	10.47%	9.91%			10.15%	9.87%
Net yield on average loans	10.28	10.04	10.31	9.86	9.71			10.21	9.69

Auto
Loan and lease origination volume (in billions)	$12.0	$11.3	$10.7	$10.6	$10.0	6	20	$34.0	$29.7	14
Average auto operating lease assets	16,986	15,218	13,641	11,967	11,192	12	52	15,294	10,775	42

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $16.9 billion, $16.3 billion, $11.2 billion, $14.2 billion and $13.3 billion for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $44.4 billion and $33.2 billion for the nine months ended September 30, 2025 and 2024, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
INCOME STATEMENT
REVENUE
Investment banking fees	$2,627	$2,513	$2,248	$2,479	$2,267	5%	16%	$7,388	$6,637	11%
Principal transactions	7,090	7,109	7,608	5,158	5,899	—	20	21,807	19,224	13
Lending- and deposit-related fees	1,315	1,296	1,230	1,020	997	1	32	3,841	2,894	33
Commissions and other fees	1,493	1,493	1,437	1,320	1,349	—	11	4,423	3,958	12
Card income	613	645	551	617	589	(5)	4	1,809	1,693	7
All other income	660	736	748	1,132	521	(10)	27	2,144	2,121	1
Noninterest revenue	13,798	13,792	13,822	11,726	11,622	—	19	41,412	36,527	13
Net interest income	6,080	5,743	5,844	5,872	5,393	6	13	17,667	15,989	10
TOTAL NET REVENUE (a)	19,878	19,535	19,666	17,598	17,015	2	17	59,079	52,516	12

Provision for credit losses	809	696	705	61	316	16	156	2,210	701	215

NONINTEREST EXPENSE
Compensation expense	4,862	5,014	5,330	4,033	4,510	(3)	8	15,206	14,158	7
Noncompensation expense	4,860	4,627	4,512	4,679	4,241	5	15	13,999	12,483	12
TOTAL NONINTEREST EXPENSE	9,722	9,641	9,842	8,712	8,751	1	11	29,205	26,641	10

Income before income tax expense	9,347	9,198	9,119	8,825	7,948	2	18	27,664	25,174	10
Income tax expense	2,446	2,548	2,177	2,189	2,257	(4)	8	7,171	6,964	3
NET INCOME	$6,901	$6,650	$6,942	$6,636	$5,691	4	21	$20,493	$18,210	13

FINANCIAL RATIOS
ROE	18%	17%	18%	19%	17%			18%	18%
Overhead ratio	49	49	50	50	51			49	51
Compensation expense as percentage of total net revenue	24	26	27	23	27			26	27

REVENUE BY BUSINESS
Investment Banking	$2,694	$2,684	$2,268	$2,602	$2,354	—	14	$7,646	$7,034	9
Payments	4,917	4,735	4,565	4,703	4,370	4	13	14,217	13,382	6
Lending	1,872	1,829	1,915	1,916	1,894	2	(1)	5,616	5,554	1
Other	—	—	6	47	28	—	NM	6	29	(79)
Total Banking & Payments	9,483	9,248	8,754	9,268	8,646	3	10	27,485	25,999	6
Fixed Income Markets (b)	5,613	5,690	5,849	5,006	4,651	(1)	21	17,152	15,060	14
Equity Markets (b)	3,331	3,246	3,814	2,043	2,501	3	33	10,391	7,898	32
Securities Services	1,423	1,418	1,269	1,314	1,326	—	7	4,110	3,770	9
Credit Adjustments & Other (c)	28	(67)	(20)	(33)	(109)	NM	NM	(59)	(211)	72
Total Markets & Securities Services	10,395	10,287	10,912	8,330	8,369	1	24	31,594	26,517	19
TOTAL NET REVENUE	$19,878	$19,535	$19,666	$17,598	$17,015	2	17	$59,079	$52,516	12

Banking & Payments revenue by client coverage segment (d)
Global Corporate Banking & Global Investment Banking (e)	$6,544	$6,319	$5,929	$6,369	$5,755	4%	14%	$18,792	$17,411	8%
Commercial Banking	2,939	2,929	2,825	2,899	2,891	—	2	8,693	8,588	1
Commercial & Specialized Industries (f)	2,038	2,067	1,956	1,965	1,931	(1)	6	6,061	5,794	5
Commercial Real Estate Banking	901	862	869	934	960	5	(6)	2,632	2,794	(6)
Total Banking & Payments revenue	$9,483	$9,248	$8,754	$9,268	$8,646	3	10	$27,485	$25,999	6

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $644 million, $722 million, $658 million, $915 million and $607 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $2.0 billion and $1.9 billion for the nine months ended September 30, 2025 and 2024, respectively.
(b)In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(d)Refer to page 78 of the Firm’s Annual Report on Form 10-K for the annual period ended December 31, 2024 for a description of each of the client coverage segments.
(e)In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation.
(f)In the second quarter of 2025, the Middle Market Banking client coverage segment was renamed Commercial & Specialized Industries.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q25 Change				2025 Change
	3Q25	2Q25	1Q25		4Q24	3Q24		2Q25	3Q24	2025	2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,328,000	$2,260,825	$2,174,123		$1,773,194	$2,047,022	(g)	3%	14%	$2,328,000	$2,047,022	14%
Loans:
Loans retained	538,016	526,174	497,657		483,043	483,915		2	11	538,016	483,915	11
Loans held-for-sale and loans at fair value (a)	56,057	57,659	48,201		40,324	47,728		(3)	17	56,057	47,728	17
Total loans	594,073	583,833	545,858		523,367	531,643		2	12	594,073	531,643	12

Equity	149,500	149,500	149,500		132,000	132,000		—	13	149,500	132,000	13

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking (c)	$132,560	$133,017	$121,776	(e)	$125,270	$134,750		—	(2)	$132,560	$134,750	(2)
Commercial Banking	222,464	222,044	219,220		217,674	218,733		—	2	222,464	218,733	2
Commercial & Specialized Industries (d)	76,010	75,859	74,334		72,814	73,782		—	3	76,010	73,782	3
Commercial Real Estate Banking	146,454	146,185	144,886		144,860	144,951		—	1	146,454	144,951	1
Total Banking & Payments loans	355,024	355,061	340,996		342,944	353,483		—	—	355,024	353,483	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$2,266,445	$2,205,619	$2,045,105		$1,930,491	$2,008,127	(g)	3	13	$2,173,201	$1,906,414	14
Trading assets - debt and equity instruments	796,017	758,113	685,039		613,142	663,302		5	20	746,796	627,689	19
Trading assets - derivative receivables	61,132	56,815	58,987		57,884	54,133		8	13	58,986	56,741	4
Loans:
Loans retained	528,135	511,562	482,304		482,316	476,256		3	11	507,502	473,113	7
Loans held-for-sale and loans at fair value (a)	55,545	50,287	46,422		43,203	44,868		10	24	50,784	43,762	16
Total loans	583,680	561,849	528,726		525,519	521,124		4	12	558,286	516,875	8

Deposits	1,194,410	1,170,063	1,106,158		1,088,439	1,064,402		2	12	1,157,201	1,052,438	10
Equity	149,500	149,500	149,500		132,000	132,000		—	13	149,500	132,000	13

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking (c)	$132,101	$125,554	$121,387	(e)	$126,305	$129,024		5	2	$126,386	$129,232	(2)
Commercial Banking	221,534	219,886	218,560		218,672	219,406		1	1	220,005	220,826	—
Commercial & Specialized Industries (d)	75,270	74,384	73,629		73,205	74,660		1	1	74,434	76,411	(3)
Commercial Real Estate Banking	146,264	145,502	144,931		145,467	144,746		1	1	145,571	144,415	1
Total Banking & Payments loans	353,635	345,440	339,947		344,977	348,430		2	1	346,391	350,058	(1)

Employees	94,191	93,237	92,755	(f)	93,231	93,754		1	—	94,191	93,754	—

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 78 of the Firm’s Annual Report on Form 10-K for the annual period ended December 31, 2024 for a description of each of the client coverage segments.
(c)In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation.
(d)In the second quarter of 2025, the Middle Market Banking client coverage segment was renamed Commercial & Specialized Industries.
(e)On January 1, 2025, $5.6 billion of loans were realigned from Global Corporate Banking to Fixed Income Markets.
(f)In the first quarter of 2025, 219 employees were transferred to Corporate as a result of the centralization of certain functions.
(g)Prior-period amounts have been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24		3Q24	2Q25	3Q24	2025	2024	2024

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$567	$325	$177	$300	(d)	$156	74%	263%	$1,069	$389	175%

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	4,033	3,678	3,413	3,258		2,857	10	41	4,033	2,857	41
Nonaccrual loans held-for-sale and loans at fair value (b)	1,338	1,207	1,255	1,502		1,187	11	13	1,338	1,187	13
Total nonaccrual loans	5,371	4,885	4,668	4,760		4,044	10	33	5,371	4,044	33

Derivative receivables	224	349	169	145		210	(36)	7	224	210	7
Assets acquired in loan satisfactions	197	208	211	213		216	(5)	(9)	197	216	(9)
Total nonperforming assets	5,792	5,442	5,048	5,118		4,470	6	30	5,792	4,470	30

Allowance for credit losses:
Allowance for loan losses	7,609	7,408	7,680	7,294		7,427	3	2	7,609	7,427	2
Allowance for lending-related commitments	2,798	2,757	2,113	1,976		2,013	1	39	2,798	2,013	39
Total allowance for credit losses	10,407	10,165	9,793	9,270		9,440	2	10	10,407	9,440	10

Net charge-off/(recovery) rate (c)	0.43%	0.25%	0.15%	0.25%		0.13%			0.28%	0.11%

Allowance for loan losses to period-end loans retained	1.41	1.41	1.54	1.51		1.53			1.41	1.53

Allowance for loan losses to nonaccrual loans retained (a)	189	201	225	224		260			189	260
Nonaccrual loans to total period-end loans	0.90	0.84	0.86	0.91		0.76			0.90	0.76

(a)Allowance for loan losses of $724 million, $655 million, $566 million, $435 million and $366 million were held against these nonaccrual loans at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $93 million, $45 million, $36 million, $37 million and $38 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(d)Includes $72 million related to a purchased credit deteriorated (“PCD”) loan that was charged off in the fourth quarter of 2024.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
BUSINESS METRICS
Advisory	$926	$844	$694	$1,060	$847	10%	9%	$2,464	$2,230	10%
Equity underwriting	527	465	324	498	344	13	53	1,316	1,194	10
Debt underwriting	1,174	1,204	1,230	921	1,076	(2)	9	3,608	3,213	12
Total investment banking fees	$2,627	$2,513	$2,248	$2,479	$2,267	5	16	$7,388	$6,637	11

Client deposits and other third-party liabilities (average) (a)	1,111,143	1,089,781	1,034,382	1,011,634	966,025	2	15	1,078,717	944,862	14

Assets under custody (“AUC”) (period-end) (in billions)	$40,128	$38,028	$35,678	$35,280	$35,832	6	12	$40,128	$35,832	12

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$33	$37	$37	$34	$37	(11)	(11)
Foreign exchange	9	10	9	14	15	(10)	(40)
Equities	14	17	25	10	8	(18)	75
Commodities and other	19	24	29	8	8	(21)	138
Diversification benefit to CIB trading VaR (d)	(50)	(55)	(55)	(33)	(33)	9	(52)
CIB trading VaR (c)	25	33	45	33	35	(24)	(29)
Credit Portfolio VaR (e)	21	22	21	20	21	(5)	—
Diversification benefit to CIB VaR (d)	(15)	(17)	(19)	(16)	(14)	12	(7)
CIB VaR	$31	$38	$47	$37	$42	(18)	(26)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Effective April 1, 2025, the Firm refined the historical proxy time series inputs to one of its VaR models to more appropriately reflect the risk exposure from certain securitization warehousing loan positions. With this refined time series, the average VaR for each of the following reported components would have been lower by the following amounts: CIB trading VaR by fixed income risk type of $(7) million, $(6) million and $(6) million, CIB trading VaR of $(6) million, $(5) million and $(4) million, and CIB VaR of $(5) million, $(6) million and $(5) million for the three months ended March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 143–145 of the Firm’s 2024 Form 10-K and pages 77–80 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change				2025 Change
	3Q25	2Q25	1Q25		4Q24	3Q24	2Q25	3Q24	2025	2024	2024
INCOME STATEMENT
REVENUE
Asset management fees	$3,885	$3,642	$3,595		$3,792	$3,427	7%	13%	$11,122	$9,901	12%
Commissions and other fees	296	314	273		225	224	(6)	32	883	649	36
All other income	156	117	125		60	148	33	5	398	396	1
Noninterest revenue	4,337	4,073	3,993		4,077	3,799	6	14	12,403	10,946	13
Net interest income	1,729	1,687	1,738		1,701	1,640	2	5	5,154	4,854	6
TOTAL NET REVENUE	6,066	5,760	5,731		5,778	5,439	5	12	17,557	15,800	11

Provision for credit losses	59	46	(10)		(35)	4	28	NM	95	(33)	NM

NONINTEREST EXPENSE
Compensation expense	2,155	2,112	2,096		2,058	1,994	2	8	6,363	5,926	7
Noncompensation expense	1,663	1,621	1,617		1,714	1,645	3	1	4,901	4,716	4
TOTAL NONINTEREST EXPENSE	3,818	3,733	3,713		3,772	3,639	2	5	11,264	10,642	6

Income before income tax expense	2,189	1,981	2,028		2,041	1,796	10	22	6,198	5,191	19
Income tax expense	531	508	445		524	445	5	19	1,484	1,287	15
NET INCOME	$1,658	$1,473	$1,583		$1,517	$1,351	13	23	$4,714	$3,904	21

REVENUE BY BUSINESS
Asset Management	$2,916	$2,705	$2,671		$2,887	$2,525	8	15	$8,292	$7,288	14
Global Private Bank	3,150	3,055	3,060		2,891	2,914	3	8	9,265	8,512	9
TOTAL NET REVENUE	$6,066	$5,760	$5,731		$5,778	$5,439	5	12	$17,557	$15,800	11

FINANCIAL RATIOS
ROE	40%	36%	39%		38%	34%			39%	33%
Overhead ratio	63	65	65		65	67			64	67
Pretax margin ratio:
Asset Management	35	33	32		35	32			33	30
Global Private Bank	37	36	38		36	34			37	35
Asset & Wealth Management	36	34	35		35	33			35	33

Employees	29,714	29,363	29,516	(a)	29,403	29,112	1	2	29,714	29,112	2

Number of Global Private Bank client advisors	4,050	3,756	3,781		3,775	3,753	8	8	4,050	3,753	8

(a)In the first quarter of 2025, 130 employees were transferred to Corporate as a result of the centralization of certain functions.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change				2025 Change
	3Q25	2Q25	1Q25		4Q24	3Q24	2Q25	3Q24	2025	2024	2024
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$282,322	$268,966	$258,354		$255,385	$253,750	5%	11%	$282,322	$253,750	11%
Loans	257,988	245,526	237,201		236,303	233,903	5	10	257,988	233,903	10
Deposits	239,999	242,356	250,219		248,287	248,984	(1)	(4)	239,999	248,984	(4)
Equity	16,000	16,000	16,000		15,500	15,500	—	3	16,000	15,500	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$272,954	$261,128	$253,372		$253,612	$247,768	5	10	$262,556	$243,784	8
Loans	250,730	240,585	233,937		233,768	229,299	4	9	241,812	225,630	7
Deposits	241,454	248,375	244,107		248,802	236,470	(3)	2	244,635	230,560	6
Equity	16,000	16,000	16,000		15,500	15,500	—	3	16,000	15,500	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$62	$(1)	$1		$(2)	$12	NM	417	$62	$23	170

Nonaccrual loans	1,129	1,035	675	(a)	700	764	9	48	1,129	764	48

Allowance for credit losses:
Allowance for loan losses	555	552	530		539	566	1	(2)	555	566	(2)
Allowance for lending-related commitments	52	58	33		35	38	(10)	37	52	38	37
Total allowance for credit losses	607	610	563		574	604	—	—	607	604	—

Net charge-off/(recovery) rate	0.10%	—%	—%		—%	0.02%			0.03%	0.01%

Allowance for loan losses to period-end loans	0.22	0.22	0.22	(a)	0.23	0.24			0.22	0.24

Allowance for loan losses to nonaccrual loans	49	53	93	(a)	77	74			49	74
Nonaccrual loans to period-end loans	0.44	0.42	0.28		0.30	0.33			0.44	0.33

(a)Includes $107 million of nonaccrual loans held-for-sale at March 31, 2025, which are excluded from the allowance coverage ratio calculations.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2025
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2025 Change
CLIENT ASSETS	2025	2025	2025	2024	2024	2025	2024	2025	2024	2024
Assets by asset class
Liquidity	$1,174	$1,131	$1,120	$1,083	$983	4%	19%	$1,174	$983	19%
Fixed income	971	925	879	851	854	5	14	971	854	14
Equity	1,371	1,258	1,128	1,128	1,094	9	25	1,371	1,094	25
Multi-asset	855	809	764	764	763	6	12	855	763	12
Alternatives	228	220	222	219	210	4	9	228	210	9
TOTAL ASSETS UNDER MANAGEMENT	4,599	4,343	4,113	4,045	3,904	6	18	4,599	3,904	18
Custody/brokerage/administration/deposits	2,239	2,078	1,889	1,887	1,817	8	23	2,239	1,817	23
TOTAL CLIENT ASSETS (a)	$6,838	$6,421	$6,002	$5,932	$5,721	6	20	$6,838	$5,721	20

Assets by client segment
Private Banking (b)	$1,364	$1,270	$1,201	$1,162	$1,115	7	22	$1,364	$1,115	22
Global Institutional	1,837	1,772	1,705	1,692	1,622	4	13	1,837	1,622	13
Global Funds (b)	1,398	1,301	1,207	1,191	1,167	7	20	1,398	1,167	20
TOTAL ASSETS UNDER MANAGEMENT	$4,599	$4,343	$4,113	$4,045	$3,904	6	18	$4,599	$3,904	18

Private Banking (b)	$3,423	$3,191	$2,949	$2,902	$2,806	7	22	$3,423	$2,806	22
Global Institutional	1,994	1,907	1,828	1,820	1,739	5	15	1,994	1,739	15
Global Funds (b)	1,421	1,323	1,225	1,210	1,176	7	21	1,421	1,176	21
TOTAL CLIENT ASSETS (a)	$6,838	$6,421	$6,002	$5,932	$5,721	6	20	$6,838	$5,721	20

Assets under management rollforward
Beginning balance	$4,343	$4,113	$4,045	$3,904	$3,682			$4,045	$3,422
Net asset flows:
Liquidity	37	5	36	94	34			78	46
Fixed income	31	27	11	18	37			69	73
Equity	31	16	37	41	21			84	73
Multi-asset	4	(2)	3	14	10			5	5
Alternatives	6	(10)	3	3	4			(1)	7
Market/performance/other impacts	147	194	(22)	(29)	116			319	278
Ending balance	$4,599	$4,343	$4,113	$4,045	$3,904			$4,599	$3,904

Client assets rollforward
Beginning balance	$6,421	$6,002	$5,932	$5,721	$5,387			$5,932	$5,012
Net asset flows	147	80	120	224	140			347	262
Market/performance/other impacts	270	339	(50)	(13)	194			559	447
Ending balance	$6,838	$6,421	$6,002	$5,932	$5,721			$6,838	$5,721

BUSINESS METRICS
Firmwide Wealth Management
Client assets (in billions) (c)	$4,373	$4,087	$3,791	$3,756	$3,648	7	20	$4,373	$3,648	20
Number of client advisors	10,075	9,704	9,641	9,530	9,528	4	6	10,075	9,528	6

Stock Plan Administration (d)
Number of stock plan participants (in thousands)	1,796	1,594	1,500	1,327	1,118	13	61	1,796	1,118	61
Client assets (in billions)	357	314	281	270	254	14	41	357	254	41
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)In the first quarter of 2025, the Firm realigned certain client assets from Private Banking to Global Funds to reflect them in the client segment where the assets are invested. Prior period amounts have been revised to conform with the current presentation.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.
(d)The increase in the fourth quarter of 2024 includes the impact of onboarding participants in the Firm’s employee stock plans into an equity plan administration platform that was acquired in 2022.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS											NINE MONTHS ENDED SEPTEMBER 30,
										3Q25 Change						2025 Change
	3Q25		2Q25		1Q25		4Q24	3Q24		2Q25	3Q24	2025		2024		2024
INCOME STATEMENT
REVENUE
Principal transactions	$(54)		$(54)		$(87)		$28	$(1)		—%	NM	$(195)		$124		NM
Investment securities gains/(losses)	105		(54)		(37)		(92)	(16)		NM	NM	14		(928)		NM
All other income	246		157		777		34	172		57	43%	1,180		8,442	(j)	(86)%
Noninterest revenue	297		49		653		(30)	155		NM	92	999		7,638		(87)
Net interest income	1,406		1,489		1,651		2,030	2,915		(6)	(52)	4,546		7,756		(41)
TOTAL NET REVENUE (a)	1,703		1,538		2,304		2,000	3,070		11	(45)	5,545		15,394		(64)

Provision for credit losses	(3)		25		(19)		(18)	(4)		NM	25	3		28		(89)

NONINTEREST EXPENSE	445		547		185	(g)	550	589		(19)	(24)	1,177	(g)	3,444	(g)(k)	(66)
Income before income tax expense	1,261		966		2,138		1,468	2,485		31	(49)	4,365		11,922		(63)
Income tax expense/(benefit)	436		(729)	(f)	445		132	675		NM	(35)	152	(f)	2,657		(94)
NET INCOME	$825		$1,695		$1,693		$1,336	$1,810		(51)	(54)	$4,213		$9,265		(55)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	1,687		1,649		1,564		2,083	3,154		2	(47)	4,900		7,555		(35)
Other Corporate	16		(111)		740		(83)	(84)		NM	NM	645		7,839		(92)
TOTAL NET REVENUE	$1,703		$1,538		$2,304		$2,000	$3,070		11	(45)	$5,545		$15,394		(64)

NET INCOME/(LOSS)
Treasury and CIO	1,166		1,121		1,158		1,568	2,291		4	(49)	3,445		5,445		(37)
Other Corporate	(341)		574		535		(232)	(481)		NM	29	768		3,820		(80)
TOTAL NET INCOME	$825		$1,695		$1,693		$1,336	$1,810		(51)	(54)	$4,213		$9,265		(55)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,297,608		$1,370,312		$1,289,274		$1,323,967	$1,276,238	(i)	(5)	2	$1,297,608		$1,276,238		2
Loans	2,707		2,033		2,478		1,964	2,302		33	18	2,707		2,302		18
Deposits (b)	34,145		27,952		25,064		27,581	30,170		22	13	34,145		30,170		13

Employees	50,013		49,662		50,676	(h)	49,610	49,213		1	2	50,013	(h)	49,213		2

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$105		$(54)		$(37)		$(92)	$(16)		NM	NM	$14		$(928)		NM
Available-for-sale securities (average)	495,777	(e)	462,179		391,997		371,415	306,244		7	62	450,365	(e)	259,003		74
Held-to-maturity securities (average) (c)	269,717	(e)	262,479		269,906		286,993	313,898		3	(14)	267,366	(e)	332,932		(20)
Investment securities portfolio (average)	$765,494		$724,658		$661,903		$658,408	$620,142		6	23	$717,731		$591,935		21
Available-for-sale securities (period-end)	487,277	(e)	482,269		396,316		403,796	331,715		1	47	487,277	(e)	331,715		47
Held-to-maturity securities (period-end) (c)	293,446	(e)	260,559		265,084		274,468	299,954		13	(2)	293,446	(e)	299,954		(2)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$780,723		$742,828		$661,400		$678,264	$631,669		5	24	$780,723		$631,669		24

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $39 million, $38 million, $36 million, $44 million and $44 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $113 million and $138 million for the nine months ended September 30, 2025 and 2024, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, the estimated fair value of the HTM securities portfolio was $274.9 billion, $239.3 billion, $242.3 billion, $247.9 billion and $279.6 billion, respectively.
(d)At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, the allowance for credit losses on investment securities was $72 million, $75 million, $85 million, $105 million and $123 million, respectively.
(e)During the third quarter of 2025, the Firm transferred $44.1 billion of investment securities from AFS to HTM for asset-liability management purposes.
(f)Included a $774 million income tax benefit driven by the resolution of certain tax audits and the impact of tax regulations related to foreign currency translation gains and losses finalized in 2024 and effective for 2025.
(g)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an accrual increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(h)In the first quarter of 2025, 768 employees were transferred from the lines of business to Corporate as a result of the centralization of certain functions.
(i)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.
(j)Included a $7.9 billion net gain related to Visa shares recorded in the second quarter of 2024. Refer to footnote (h) on page 2 for further information.
(k)Included a $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation recorded in the second quarter of 2024. Refer to Note 2 of the Firm’s 2024 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

								Sep 30, 2025
								Change
	Sep 30,	Jun 30,		Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2025	2025		2025	2024	2024		2025	2024
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$369,859	$371,855		$372,892	$376,334	$377,938		(1)%	(2)%
Loans held-for-sale and loans at fair value	23,225	22,185		18,246	16,476	17,007		5	37
Total consumer, excluding credit card loans	393,084	394,040		391,138	392,810	394,945		—	—

Credit card loans
Loans retained	235,475	232,943		223,384	232,860	219,542		1	7
Total credit card loans	235,475	232,943		223,384	232,860	219,542		1	7
Total consumer loans	628,559	626,983		614,522	625,670	614,487		—	2

Wholesale loans (b)
Loans retained	764,451	740,675		704,714	690,396	687,890		3	11
Loans held-for-sale and loans at fair value	42,236	44,334		36,459	31,922	37,634		(5)	12
Total wholesale loans	806,687	785,009		741,173	722,318	725,524		3	11

Total loans	1,435,246	1,411,992		1,355,695	1,347,988	1,340,011		2	7
Derivative receivables	59,849	60,346		60,539	60,967	52,561		(1)	14
Receivables from customers (c)	68,493	53,099		49,403	51,929	53,270		29	29
Total credit-related assets	1,563,588	1,525,437		1,465,637	1,460,884	1,445,842		3	8

Lending-related commitments
Consumer, excluding credit card	48,015	47,064		46,149	44,844	45,322		2	6
Credit card (d)	1,069,963	1,050,275		1,031,481	1,001,311	989,594		2	8
Wholesale	596,028	559,654	(g)	548,853	531,467	541,560	(g)	6	10
Total lending-related commitments	1,714,006	1,656,993		1,626,483	1,577,622	1,576,476		3	9

Total credit exposure	$3,277,594	$3,182,430		$3,092,120	$3,038,506	$3,022,318		3	8

Memo: Total by category
Consumer exposure (e)	$1,746,537	$1,724,322		$1,692,152	$1,671,825	$1,649,403		1	6
Wholesale exposure (f)	1,531,057	1,458,108		1,399,968	1,366,681	1,372,915		5	12
Total credit exposure	$3,277,594	$3,182,430		$3,092,120	$3,038,506	$3,022,318		3	8

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2025 and September 30, 2024.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Sep 30, 2025
							Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Sep 30,
	2025	2025	2025	2024		2024	2025	2024
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,954	$3,938	$3,318	$3,233	(c)	$3,316	—%	19%
Loans held-for-sale and loans at fair value	646	731	441	693		397	(12)	63
Total consumer nonaccrual loans	4,600	4,669	3,759	3,926		3,713	(1)	24

Wholesale nonaccrual loans
Loans retained	4,740	4,479	3,895	3,942		3,517	6	35
Loans held-for-sale and loans at fair value	766	673	964	969		845	14	(9)
Total wholesale nonaccrual loans	5,506	5,152	4,859	4,911		4,362	7	26

Total nonaccrual loans	10,106	9,821	8,618	8,837		8,075	3	25

Derivative receivables	224	349	169	145		210	(36)	7
Assets acquired in loan satisfactions	305	310	318	318		343	(2)	(11)
Total nonperforming assets	10,635	10,480	9,105	9,300		8,628	1	23
Wholesale lending-related commitments (b)	1,025	922	793	737		619	11	66
Total nonperforming exposure	$11,660	$11,402	$9,898	$10,037		$9,247	2	26

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.70%	0.70%	0.64%	0.66%	(c)	0.60%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.17	1.18	0.96	1.00		0.94
Total wholesale nonaccrual loans to total
wholesale loans	0.68	0.66	0.66	0.68		0.60

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $158 million, $113 million, $117 million, $121 million and $126 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2024 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.
(c)Prior-period amount and ratio have been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$24,953	$25,208	$24,345	$23,949	$22,991	(1)%	9%	$24,345	$22,420	9%
Net charge-offs:
Gross charge-offs	3,181	2,944	2,816	2,845	2,567	8	24	8,941	7,674	17
Gross recoveries collected	(588)	(534)	(484)	(481)	(480)	(10)	(23)	(1,606)	(1,400)	(15)
Net charge-offs	2,593	2,410	2,332	2,364	2,087	8	24	7,335	6,274	17
Provision for loan losses	3,376	2,151	3,193	2,696	3,040	57	11	8,720	7,798	12
Other	(1)	4	2	64	5	NM	NM	5	5	—
Ending balance	$25,735	$24,953	$25,208	$24,345	$23,949	3	7	$25,735	$23,949	7

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,932	$2,226	$2,101	$2,142	$2,068	32	42	$2,101	$1,974	6
Provision for lending-related commitments	31	706	125	(40)	74	(96)	(58)	862	168	413
Other	1	—	—	(1)	—	NM	NM	1	—	NM
Ending balance	$2,964	$2,932	$2,226	$2,101	$2,142	1	38	$2,964	$2,142	38

ALLOWANCE FOR INVESTMENT SECURITIES	$105	$108	$118	$152	$175	(3)	(40)	$105	$175	(40)

Total allowance for credit losses (a)	$28,804	$27,993	$27,552	$26,598	$26,266	3	10	$28,804	$26,266	10

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.12%	0.14%	0.18%	0.20%	0.17%			0.15%	0.17%
Credit card retained loans	3.15	3.40	3.58	3.30	3.23			3.37	3.35
Total consumer retained loans	1.29	1.38	1.45	1.36	1.29			1.37	1.29
Wholesale retained loans	0.33	0.19	0.11	0.18	0.09			0.21	0.10
Total retained loans	0.76	0.73	0.74	0.73	0.65			0.74	0.66

Memo: Average retained loans
Consumer retained, excluding credit card loans	$370,073	$372,005	$374,466	$376,976	$379,459	(1)	(2)	$372,166	$386,359	(4)
Credit card retained loans	234,354	228,320	224,350	224,124	217,204	3	8	229,044	210,645	9
Total average retained consumer loans	604,427	600,325	598,816	601,100	596,663	1	1	601,210	597,004	1
Wholesale retained loans	747,045	721,105	686,585	687,197	674,939	4	11	718,467	668,648	7
Total average retained loans	$1,351,472	$1,321,430	$1,285,401	$1,288,297	$1,271,602	2	6	$1,319,677	$1,265,652	4

(a)At September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, excludes an allowance for credit losses associated with certain accounts receivable in CIB of $285 million, $288 million, $283 million, $268 million and $277 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Sep 30, 2025
							Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Sep 30,
	2025	2025	2025	2024		2024	2025	2024
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(621)	$(683)	$(727)	$(728)		$(756)	9%	18%
Portfolio-based	2,524	2,532	2,585	2,535		2,491	—	1
Total consumer, excluding credit card	1,903	1,849	1,858	1,807		1,735	3	10
Credit card
Portfolio-based	15,554	15,001	15,000	14,600		14,100	4	10
Total credit card	15,554	15,001	15,000	14,600		14,100	4	10
Total consumer	17,457	16,850	16,858	16,407		15,835	4	10
Wholesale
Asset-specific	838	781	692	526		499	7	68
Portfolio-based	7,440	7,322	7,658	7,412		7,615	2	(2)
Total wholesale	8,278	8,103	8,350	7,938		8,114	2	2
Total allowance for loan losses	25,735	24,953	25,208	24,345		23,949	3	7
Allowance for lending-related commitments	2,964	2,932	2,226	2,101		2,142	1	38
Allowance for investment securities	105	108	118	152		175	(3)	(40)
Total allowance for credit losses	$28,804	$27,993	$27,552	$26,598		$26,266	3	10

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.51%	0.50%	0.50%	0.48%		0.46%
Credit card allowance to total credit card retained loans	6.61	6.44	6.71	6.27		6.42
Wholesale allowance to total wholesale retained loans	1.08	1.09	1.18	1.15		1.18
Total allowance to total retained loans	1.88	1.85	1.94	1.87		1.86
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (a)	48	47	56	56		52
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (a)	117	118	142	136		144
Wholesale allowance to wholesale retained nonaccrual loans	175	181	214	201		231
Total allowance to total retained nonaccrual loans	296	296	349	339	(b)	350

(a)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(b)Prior-period ratio has been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to pages 81-82 of the Firm’s 2024 Form 10-K.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change				2025 Change
(in millions, except rates)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024

Net interest income - reported	$23,966	$23,209	$23,273	$23,350	$23,405	3%	2%	$70,448	$69,233	2%
Fully taxable-equivalent adjustments	105	105	102	121	120	—	(13)	312	356	(12)
Net interest income - managed basis	$24,071	$23,314	$23,375	$23,471	$23,525	3	2	$70,760	$69,589	2
Less: Markets net interest income	680	561	785	457	78	21	NM	2,026	184	NM
Net interest income excluding Markets	$23,391	$22,753	$22,590	$23,014	$23,447	3	—	$68,734	$69,405	(1)

Average interest-earning assets	$3,895,764	$3,845,982	$3,668,384	$3,571,960	$3,621,766	1	8	$3,804,210	$3,526,019	8
Less: Average Markets interest-earning assets	1,404,633	1,387,584	1,255,149	1,157,421	1,206,085	1	16	1,349,670	1,118,326	21
Average interest-earning assets excluding Markets	$2,491,131	$2,458,398	$2,413,235	$2,414,539	$2,415,681	1	3	$2,454,540	$2,407,693	2

Net yield on average interest-earning assets - managed basis (a)	2.45%	2.43%	2.58%	2.61%	2.58%			2.49%	2.64%
Net yield on average Markets interest-earning assets	0.19	0.16	0.25	0.16	0.03			0.20	0.02
Net yield on average interest-earning assets excluding Markets (a)	3.73	3.71	3.80	3.79	3.86			3.74	3.85

Noninterest revenue - reported	$22,461	$21,703	$22,037	$19,418	$19,249	3	17	$66,201	$65,555	1
Fully taxable-equivalent adjustments	588	663	602	849	541	(11)	9	1,853	1,711	8
Noninterest revenue - managed basis	$23,049	$22,366	$22,639	$20,267	$19,790	3	16	$68,054	$67,266	1
Less: Markets noninterest revenue	8,264	8,375	8,878	6,592	7,074	(1)	17	25,517	22,774	12
Noninterest revenue excluding Markets	$14,785	$13,991	$13,761	$13,675	$12,716	6	16	$42,537	$44,492	(4)

Memo: Markets total net revenue	$8,944	$8,936	$9,663	$7,049	$7,152	—	25	$27,543	$22,958	20

(a) Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2024 Form 10-K for additional information on hedge accounting.